SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2005

PSB HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	0-50970	42-1597948
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

40 Main Street, Putnam, Connecticut		06260
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 928-6501

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On October 21, 2005, stockholders of PSB Holdings, Inc. (the “Registrant”) approved the Registrant’s 2005 Stock-Based Incentive Plan (the “Stock Incentive Plan”).  A description of the Stock Incentive Plan is included in “Proposal II - Approval of the 2005 PSB Holdings, Inc. Stock-Based Incentive Plan” of the Registrant’s Definitive Proxy Statement for its 2005 Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2005, and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Exhibits.

Exhibit No.	Description

10

2005 PSB Holdings, Inc. Stock-Based Incentive Plan (incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders (File No. 0-50970), as filed with the SEC on September 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

DATE: November 9, 2005	By:	/s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
Vice President and Treasurer

EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.	Description

10

2005 PSB Holdings, Inc. Stock-Based Incentive Plan (incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders (File No. 0-50970), as filed with the Securities and Exchange Commission on September 19, 2005).